UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modifications to Rights of Security Holders.

On August 28, 2017, MetLife, Inc. (“MetLife”) entered into the Ninth, Tenth, Eleventh and Twelfth Supplemental Indentures with the Trustee (as defined below) with respect to its 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 (“2066 JSDs”), 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (“2067 JSDs”), 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 (“2068 JSDs”) and 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 (“2069 JSDs” and, together with the 2066 JSDs, the 2067 JSDs and the 2068 JSDs, “JSDs”) (the “New Supplemental Indentures”). The 2067 JSDs relate to the currently outstanding 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities of MetLife Capital Trust IV (“X-SURPs”). The New Supplemental Indentures amend the Third Supplemental Indenture, dated as of December 21, 2006, between MetLife and the Trustee, relating to the 2066 JSDs; the Fourth Supplemental Indenture, dated as of December 12, 2007, among MetLife, the Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 2067 JSDs; the Fifth Supplemental Indenture, dated as of April 8, 2008, among MetLife, the Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 2068 JSDs; and the Eighth Supplemental Indenture, dated as of July 8, 2009, among MetLife, the Trustee and J.P. Morgan Securities LLC, as premium calculation agent, relating to the 2069 JSDs (collectively, the “Supplemental Indentures”) to the Subordinated Indenture, dated as of June 21, 2005, between MetLife and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York Mellon Trust Company, N.A., and as successor in interest to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).

The New Supplemental Indentures amend the definition of “Adjusted Stockholders’ Equity Amount” as defined in the Supplemental Indentures, to adjust the amount for certain periods prior to the spin-off of Brighthouse Financial, Inc. (“Brighthouse”) to an amount that reflects the spin-off transaction on a pro forma basis as of June 30, 2017. The amendment is intended to avoid potential restrictions on MetLife’s ability to pay interest on these securities solely as a result of the spin-off by MetLife of Brighthouse which was completed on August 4, 2017.

The foregoing description is not complete and is qualified in its entirety by reference to the New Supplemental Indentures, filed as Exhibits 4.1 through 4.4 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On August 28, 2017, MetLife issued a news release announcing the completion of the consent solicitation related to its junior subordinated debentures and the trust securities of MetLife Capital Trust IV. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

4.1	Ninth Supplemental Indenture, dated as of August 28, 2017, between MetLife, Inc. (“MetLife”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 of MetLife

4.2	Tenth Supplemental Indenture, dated as of August 28, 2017, among MetLife, the Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 of MetLife

4.3	Eleventh Supplemental Indenture, dated as of August 28, 2017, among MetLife, Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 of MetLife

4.4	Twelfth Supplemental Indenture, dated as of August 28, 2017, among MetLife, the Trustee and J.P. Morgan Securities LLC, as premium calculation agent, relating to the 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 of MetLife

99.1	News release of MetLife, dated August 28, 2017, announcing completion of the consent solicitation related to its junior subordinated debentures and the trust securities of MetLife Capital Trust IV

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Stephen W. Gauster
	Name:	Stephen W. Gauster
	Title:	Senior Vice President and Interim General Counsel

Date: August 28, 2017

EXHIBIT INDEX

4.1	Ninth Supplemental Indenture, dated as of August 28, 2017, between MetLife, Inc. (“MetLife”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066 of MetLife

4.2	Tenth Supplemental Indenture, dated as of August 28, 2017, among MetLife, the Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 of MetLife

4.3	Eleventh Supplemental Indenture, dated as of August 28, 2017, among MetLife, Trustee, and Deutsche Bank Securities Inc., as premium calculation agent, relating to the 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 of MetLife

4.4	Twelfth Supplemental Indenture, dated as of August 28, 2017, among MetLife, the Trustee and J.P. Morgan Securities LLC, as premium calculation agent, relating to the 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 of MetLife

99.1	News release of MetLife, dated August 28, 2017, announcing completion of the consent solicitation related to its junior subordinated debentures and the trust securities of MetLife Capital Trust IV

4